SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of Earliest Event Reported): May 4, 2004


                           CHARTER ONE FINANCIAL, INC.
             (Exact Name of Registrant as Specified in its Charter)



    Delaware                        001-15495                   34-1567092
    --------                        ---------                   ----------
(State or other                 (Commission File              (IRS Employer
 jurisdiction of                    Number)               Identification Number)
 incorporation)


                   1215 SUPERIOR AVENUE, CLEVELAND, OHIO 44114
                   -------------------------------------------
                    (Address of principal executive offices)

                                 (216) 566-5300
             -------------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS
         ------------

         On May 4, 2004, the Registrant, Charter One Financial, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Citizens Financial Group, Inc., a Delaware corporation ("Citizens"), Cardinal Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Citizens, and, solely with respect to
Article 11 of the Merger Agreement, The Royal Bank of Scotland Group plc, a public limited liability company incorporated under the laws of Scotland and an indirect parent of Citizens.

         A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(c)      Exhibits.

         2.1 Agreement and Plan of Merger, dated as of May 4, 2004, by and between Charter One Financial, Inc., Citizens Financial Group, Inc., Cardinal Acquisition Corp. and, solely with respect to
              Article 11 of the Agreement, The Royal Bank of Scotland Group plc.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                           CHARTER ONE FINANCIAL, INC.


                                           By: /s/ Robert J. Vana
                                              ----------------------------------
                                              Name:  Robert J. Vana
                                              Title: Senior Vice President,
                                                     Chief Corporate Counsel and
                                                     Corporate Secretary

Date:  May 10, 2004

                                  EXHIBIT INDEX

Exhibit No.           Description of Document
-----------           -----------------------

    2.1 Agreement and Plan of Merger, dated as of May 4, 2004, by and between Charter One Financial, Inc., Citizens Financial Group, Inc., Cardinal Acquisition Corp. and, solely with respect to Article 11 of the Agreement, The Royal Bank of Scotland Group plc.